SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Small Cap Core Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Michael A. Sesser, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2013.
The following information replaces the existing similar disclosure relating to the fund contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of the fund’s prospectus:
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.
■	Portfolio Manager for the Quantitative Group: New York.
■	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.
Michael A. Sesser, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined DWS in 2009.
■	Portfolio Manager and Equity Research Analyst: New York.
■	Previously, Business Intelligence Analyst, Corporate Executive Board (now owned by Gartner) from 2005-2007; Research Associate, Compass Lexecon (now owned by FTI Consulting) from 2003-2005.
■	BA in Ethics, Politics & Economics, Yale University; MBA (with distinction), Stephen M. Ross School of Business, University of Michigan.

Please Retain This Supplement for Future Reference
April 19, 2018
PROSTKR-1009